Pfizer and Allergan to Combine Creating a New Global Biopharmaceutical Leader November 2015 Exhibit 99.2

Information Related to This Communication

NO OFFER OR SOLICITATION
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.
This communication is not intended to be and is not a prospectus for the purposes of Part 23 of the Companies Act 2014 of Ireland (the “2014
Act”), Prospectus (Directive 2003/71/EC) Regulations 2005 (S.I. No. 324 of 2005) of Ireland (as amended from time to time) or the Prospectus
Rules issued by the Central Bank of Ireland pursuant to section 1363 of the 2014 Act, and the Central Bank of Ireland (“CBI”) has not approved this communication.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed transaction between Pfizer Inc. (“Pfizer”) and Allergan plc (“Allergan”), Allergan will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a Joint Proxy Statement of Pfizer and Allergan that also constitutes a Prospectus of Allergan (the “Joint Proxy Statement/Prospectus”). Pfizer and Allergan plan to mail to their respective shareholders the definitive Joint Proxy Statement/Prospectus in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF
PFIZER AND ALLERGAN ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS
FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT PFIZER, ALLERGAN, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Pfizer and Allergan through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by Pfizer by contacting Pfizer Investor Relations at Bryan.Dunn@pfizer.com or by calling (212) 733-8917, and will be able to obtain free copies of the documents filed with the SEC by Allergan by contacting Allergan Investor Relations at
investor.relations@actavis.com or by calling (862) 261-7488.
PARTICIPANTS IN THE SOLICITATION
Pfizer, Allergan and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Pfizer and Allergan in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Pfizer’s directors and executive officers is contained in Pfizer’s proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on March 12, 2015, and certain of Pfizer’s Current Reports on Form 8-K. Information regarding Allergan’s directors and executive officers is contained in Allergan’s proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 24, 2015, and certain of Allergan’s Current Reports on Form 8-K.

Forward-Looking Statements

Pfizer Cautionary Statement Regarding Forward-Looking Statements
This communication contains certain forward-looking statements with respect to the proposed transaction between Pfizer and Allergan. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use future dates or words such as “anticipate”, “target”, “possible”, potential”, “predict”, “project”, “forecast”, “outlook”, “guidance”, “expect”,
“estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “might”, “would”, “could” or “should” or other words, phrases or expressions of similar meaning or the negative thereof. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction, including anticipated future financial and operating results, synergies, accretion and growth rates, Pfizer’s,
Allergan’s and the combined company’s plans, objectives, expectations, intentions and anticipated financial results, plans relating to share repurchases and dividends, and the expected timing of completion of the transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement, adverse effects on the market price of Pfizer’s common stock and on Pfizer’s operating results because of a failure to complete the transaction in the anticipated time frame or at all, failure to realize the expected benefits and synergies of the transaction, restructuring in connection with the transaction and subsequent integration of Pfizer and Allergan, negative effects of the announcement or the consummation of the transaction on the market price of Pfizer’s common stock and on Pfizer’s operating results, risks relating to the value of the Allergan shares to be issued in the transaction, significant transaction costs and/or unknown liabilities, the risk of litigation and/or regulatory actions, the loss of key senior management or scientific staff, general economic and business conditions that affect the companies following the transaction, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax and other laws, regulations, rates and policies, future business combinations or disposals, competitive developments, and the uncertainties inherent in research and development. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause Pfizer’s plans with respect to Allergan, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Pfizer assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law. A further description of risks and uncertainties can be found in Pfizer’s Annual Report on Form
10-K for the fiscal year ended December 31, 2014 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk
Factors” and “Forward-Looking Information and Factors That May Affect Future Results”, as well as in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and www.pfizer.com.

Forward-Looking Statements

Allergan Cautionary Statement Regarding Forward-Looking Statements
Statements contained in this communication that refer to Allergan’s anticipated future events, estimated or anticipated future results, or other non-
historical facts are forward-looking statements that reflect Allergan’s current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as such as “anticipate”, “target”, “possible”, potential”,
“predict”, “project”, “forecast”, “outlook”, “guidance”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”,
“might”, “would”, “could” or “should” or other similar words, phrases or expressions or the negatives thereof.  Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results and synergies, Pfizer’s, Allergan’s and the combined company’s plans, objectives, expectations and intentions, and the expected timing of completion of the transaction. It is important to note that Allergan’s goals and expectations are not predictions of actual performance. Actual results may differ materially from Allergan’s current expectations depending upon a number of factors affecting Allergan’s business, Pfizer’s business and risks associated with business combination transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the proposed transaction; subsequent integration of Pfizer and Allergan and the ability to recognize the anticipated synergies and benefits of the proposed transaction; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the transaction), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Pfizer and Allergan shareholder approvals; the risk that a condition to closing of the proposed transaction may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Allergan shares to be issued in the transaction; the anticipated size of the markets and continued demand for Pfizer’s and Allergan’s products; the difficulty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; market acceptance of and continued demand for Allergan’s and Pfizer’s products; difficulties or delays in manufacturing; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income;
variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; costs and efforts to defend or enforce intellectual property rights; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Allergan’s and Pfizer’s facilities, products and/or businesses; changes in the laws and regulations affecting, among other things, pricing and reimbursement of pharmaceutical products; risks associated with tax liabilities, or changes in U.S. federal or international tax laws or interpretations to which they are subject, including the risk that the Internal Revenue Service disagrees that Allergan is a foreign corporation for
U.S. federal tax purposes; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Allergan’s periodic public filings with the Securities and Exchange Commission, including but not limited to Allergan’s Annual Report on Form 10-K for the year ended December 31, 2014, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015, and from time to time in Allergan’s other investor communications.  Except as expressly required by law, Allergan disclaims any intent or obligation to update these forward-looking statements.

Irish Takeover Rules and Non-GAAP Financial Information

Applicability of the Irish Takeover Rules
As the transaction constitutes a "reverse takeover transaction" for the purposes of the Irish Takeover Panel Act, 1997, Takeover Rules, 2013, (the "Irish Takeover Rules"), Allergan is
no longer in an offer period and therefore Rule 8 of the Irish Takeover Rules does not apply to the transaction from the date of the announcement of the transaction and therefore there is no longer a requirement to make dealing disclosures pursuant to Rule 8.
Statement Required by the Irish Takeover Rules
The directors of Pfizer accept responsibility for the information contained in this communication other than that relating to Allergan and the Allergan group of companies and the directors of Allergan and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Pfizer (who have taken all reasonable care to ensure that such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.
The directors of Allergan accept responsibility for the information contained in this communication relating to Allergan and the directors of Allergan and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Allergan (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.
Goldman Sachs International, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in
the United Kingdom, and its affiliate, Goldman, Sachs & Co, are acting as joint financial adviser to Pfizer and no one else in connection with the proposed transaction. In connection with the proposed transaction, Goldman Sachs International and Goldman, Sachs & Co, their affiliates and their respective partners, directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Pfizer for providing the protections afforded to their clients or for giving advice in connection with the proposed transaction or any other matter referred to in this announcement.
Guggenheim Securities, LLC is a broker dealer registered with the United States Securities and Exchange Commission and is acting as financial advisor to Pfizer and no one else in connection with the proposed transaction. In connection with the proposed transaction, Guggenheim Securities, LLC, its affiliates and related entities and its and their respective partners, directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Pfizer for providing the protections afforded to their clients or for giving advice in connection with the proposed transaction or any other matter referred to in this announcement.
J.P.  Morgan  Limited  (which  conducts  its  UK  investment  banking  business  as  J.P.  Morgan  Cazenove) (“J.P. Morgan”), which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is  acting  as  financial  adviser  exclusively  for  Allergan  and  no  one  else  in  connection  with  the matters set out in this announcement and will not regard any other person as its client in relation to the  matters  in  this announcement and  will  not  be  responsible  to  anyone  other  than Allergan  for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to any matter referred to herein.
Morgan Stanley & Co. LLC acting through its affiliate, Morgan Stanley & Co. International plc, is financial advisor to Allergan and no one else in connection with the matters referred to in this announcement. In connection with such matters, Morgan Stanley & Co. LLC, Morgan Stanley & Co. International plc, each of their affiliates and each of their and their affiliates'
respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to any other person other than Allergan for providing the protections afforded to their clients or for providing advice in connection with the contents of this announcement or any other matter referred to herein.
Unless otherwise defined, capitalised terms used in this Statement Required by the Irish Takeover Rules shall have the meaning given to them in the transaction-related press release issued by Pfizer and Allergan on November 23, 2015.
NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A
VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.
Non-GAAP Financial Information
This presentation includes certain financial measures regarding Pfizer that were not prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Any
non-U.S. GAAP financial measures presented should not be viewed as substitutes for financial measures required by U.S. GAAP, have no standardized meaning prescribed by U.S.
GAAP and may not be comparable to the calculation of similar measures of other companies.

Creating a New Global Biopharmaceutical Leader

Best-in-Class Businesses
•
Bolsters top-tier innovative biopharma
business with leadership positions in new
therapeutic areas of growth
•
Creates
the
world’s
leading
1
established
products business well-positioned for
global long-term growth
Enhances Growth Profile
•
Strengthens top-line growth potential
•
Deep pipeline of innovative therapies
•
Opportunity for meaningful synergies
•
Leverages experience of both
companies in integrating large
organizations
Increases Financial Flexibility
•
Substantially improves access to cash for
investment in bringing new medicines to
patients and direct return to shareholders
•
Increased flexibility better enables
continued investment in the U.S.
Preserves Future Optionality
•
Allergan strategically fits with existing
Pfizer Innovative and Established
structure
•
Improves growth durability and
financial flexibility of both businesses
1. Measured by revenue.

Innovative
Established
(Including Hospira)
2013-2015
Build two pharma
businesses with
distinct capabilities
Pfizer has Been on a Consistent Path to Create
Best-in-Class Innovative and Established Businesses
Trademarks are the property of their respective owners and used for information purposes only.
2010-2013
Focus on core
pharma business and
unlock trapped value
Enhance Category Leadership
7
Nutritionals
Generate Sustainable Growth
Optimize Capital Structure
Leverage Global Scale
and Capabilities
2015+
Optimize our two pharma
businesses while fully utilizing
enterprise capital structure

Allergan Accelerates Pfizer’s Strategic Objectives

Enhance Category Leadership
Generate Sustainable Growth
Optimize Capital Structure
Leverage Global Scale
and Capabilities
Strong innovative category leadership with
durable flagship franchises built on
exceptional customer connections
Multiple drivers of innovative growth across
a broad mix of payer types
Potential revenue synergies driven by
durable product franchises that can benefit
from Pfizer’s global scale for growth
High degree of financial flexibility

A Strong Foundation From Which to Build

2015E
Pro Forma
Revenue
•
~$48
billion
1
Powerful
Global
Capabilities
and Reach
•
~30,000 U.S. colleagues
•
~65,000 ex-U.S. colleagues
Enhanced
Innovative
Category
Leadership
•
~$16
billion
2
•
~10,000
U.S.
colleagues
3
•
~5,000
ex-U.S.
colleagues
3
•
Oncology
•
Vaccines
•
Cardio Metabolic
•
Rare Diseases
•
Inflammation &
Immunology
•
Aesthetics & Dermatology
•
Eye Care
•
Neuroscience
1.
Represents mid-point of Pfizer 2015 revenue guidance range issued on October 27, 2015. Please see Pfizer’s Current Report on Form 8-K dated October 27, 2015 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2015 for assumptions and disclosures regarding Pfizer’s 2015 financial guidance.
2.
Based on Allergan’s public disclosure dated July 27, 2015 for the remaining Allergan business pro forma for the pending divestiture of Allergan’s generic business to
Teva.
3.
Pro forma for the pending divestiture of Allergan’s generic business to Teva.

Sustainable Growth
Platform with
Category Leadership
Capabilities in
Maximizing
Established Brands
Allergan is a Growth Pharma Leader
10
Double digit branded sales
growth
1
Product line depth and category leadership
Productive investment in R&D through focus on
Open Science model
Highly-efficient SG&A spending
Experienced team committed
to success
Powerful global supply chain recognized as a
leader in customer service
Innovative Revenue
Growth
2
Double Digit
Established Revenue
Growth
2
Mid Single Digit
Source: EvaluatePharma and analyst consensus.
Note: Allergan figures are pro forma for the pending divestiture of Allergan’s generic business to Teva.
1.
As disclosed in Allergan’s Q3 2015 Earnings release dated November 4, 2015.
2.
Represents
anticipated
growth
for
2016E
–
2020E
based
on
analyst
estimates.
Characteristics that Define Our Exceptional Company

Allergan’s World-Renowned Brands

Women's Health
Other
(including CV)
Anti-Infectives
Urology
Eye Care
Aesthetics &
Dermatology
Neuroscience
GI
U.S. & Canada
U.S. & Canada
International
International

More Than 70 Mid-to-Late Stage Development
Opportunities in Key Therapeutic Areas

Skin Quattro Device
Delivery for
Facial Fillers
21
Aesthetics &
Dermatology
Oxymetazoline
Rosacea
Aczone Reform
Acne Vulgaris
Sarecycline
Acne
Juvederm
Global Nasal
Labial Folds
Vobella
Lips Fine Lines
Botox
Forehead
Lines
Volift
Nasolabial Folds
Voluma
Filler for Temple
Voluma Plus
Facial Volumes
Voluma Global
Malar Augmentation
Phoenix
Breast Augmentation
VoLite
Filler
Voluma
Filler for Chin
Oxybutynin
Hyperhidrosis
Bimatoprost
Androgenic
Alopecia
MT10109L
Aesthetics
Facial Lines
HA Threads
Forehead & Neck
Aczone Combo
Acne Vulgaris
Setipiprant
Androgenic Alopecia
Bimatoprost
Submental Fat
Reduction
Women’s Health
4
Estradiol
Vaginal Cream VVA &
Dyspareunia
Ulipristal
Fibroids
Estradiol
Vag Caps VVA
& Dyspareunia
Etonogestral Ring
Contraception
9
CNS
Rapastinel
MDD
AGN-241689
Migraine
Prophylaxis
Ubrogepant
Acute
Migraine
Botox
MDD
Vraylar
Multiple
Semprana
Acute Migraine
Vraylar
Bipolar Depression
Botox X
Spasticity
AGN-241660
MDD
9
Biosimilar X
Indication X
Nebivilol/Valsartan
Hypertension
Botox
Multiple
Bevacizumab
Multiple Cancer
Cetuximab
Multiple Cancer
Trastuzumab
Multiple Cancer
Rituximab
Non-Hodgkin
Lymphoma
TRV-027
Acute Heart Failure
Armour Thyroid
Hypothyroidism
Other
(Biosimilars, Cardiovascular and other)
Urology
4
Botox
Premature
Ejaculation
LiRIS
Interstitial
Cystitis
SER-120
Adult Nocturia
Botox
Indication X
17
Eye
Care
Tripligan
(MMT) Ocular
HTN & Glaucoma
FPR2
Agonist Dry Eye
Disease
Mimetogen
Dry Eye
Bimatoprost SR
Glaucoma
Ganfort
MDPF
Restasis
MDPF
Omega 3 OTC
Dry Eye
Pilo/Oxy
Presbyopia
Cortisol Analog
Dry Eye Disease
Brimo DDS
Atrophic AMD
Androgen
Evaporative Dry Eye
Cyclosporine SR
Dry Eye
DARPin
®
DME
Dual DARPin
®
AMD
DARPin
®
SR
AMD
OCU Tearbud 1
Dry Eye
DARPin
®
AMD
GI
Linzess
OIC
Linzess
Colonic
Release CIC
Linzess
Low Dose CIC
Viberzi
IBS-D
5
Relamorelin
Diabetic
Gastroparesis
Avycaz
cUTI, cIAI
5
Anti-Infective
Dalbavancin
Osteomyelitis
Dalbavancin
Endocarditis
Dalbavancin ABSSSI
Single Dose
Aztreonam /
Avibactam
Gram Neg Infect
Source: Allergan standalone pipeline information as of Allergan R&D Day on November 4, 2015.

Why Combination is Attractive for Allergan
Stakeholders

Accelerates strategy to move up the value chain and creates a new leader in innovative biopharmaceuticals
Leverages long-term upside
of enhanced combined innovative pipeline
Ability to leverage Pfizer’s global scale
to maximize value of Allergan’s
leading innovative franchises
Delivers immediate, long-term value to Allergan shareholders
and
continued shareholder returns (including dividends, buybacks)
Opportunity to continue delivering significant shareholder value through enhanced scale, capabilities and operating synergies

Transaction Overview

Purchase
Price
Name and
Relative
Ownership
Shareholder
Consideration
•
$160B transaction, based on 11.3 shares of the combined company for each
Allergan
share,
implying
a
price
of
$363.63
per
Allergan
share¹
•
Pfizer stockholders receive 1 share of the combined company for each
Pfizer share, or may elect to receive cash for some or all of their
Pfizer
Inc.
shares
4
•
Allergan shareholders receive ~4.7B³
shares of the combined company
as a result of an 11.3-for-1 share split
•
Shares to remain NYSE listed and traded under the “PFE” ticker
•
Pfizer and Allergan will be combined under the existing Allergan entity and the continuing company will be called Pfizer plc²
•
Pfizer stockholders will own ~56% of the combined company shares³
1.
Allergan price per share based on Pfizer closing share price of $32.18 on November 20, 2015 and an assumed 11.3 for 1 split of Allergan shares.
2.
Subject to shareholder vote.
3.
Pro forma ownership is on a fully diluted basis assuming $12 billion cash paid and does not consider ordinary course buybacks.
4.
Total cash paid in the merger will be a minimum of $6 billion and a maximum of $12 billion, and stock and cash elections will be subject to proration to ensure that at least $6 billion and no more than $12 billion of cash is paid in the merger.

Transaction Overview –
continued

The Combination is at an
Implied Price of $363.63 per Allergan
Share¹
Allergan increases amount of its authorized
share capital,
and…
Allergan effects an 11.3-for-1 share split and
Allergan shareholders hold ~4.7B³
shares of the
combined company, which allows for…
Current Pfizer stockholders to receive ~5.9B³
new
shares of the combined company through a 1-for-1
share exchange, with the ability to elect to receive
cash in lieu of combined company shares
4
1.
Allergan price per share based on Pfizer closing share price of $32.18 on November 20, 2015 and an assumed 11.3 for 1 split of Allergan shares.
2.
Subject to shareholder vote.
3.
Pro forma ownership is on a fully diluted basis assuming $12 billion cash paid and does not consider ordinary course buybacks.
4.
Total cash paid in the merger will be a minimum of $6 billion and a maximum of $12 billion, and stock and cash elections will be subject to proration to ensure that at least $6 billion and no more than $12 billion of cash is paid in the merger.
Using Existing Irish Allergan TopCo
~56%³
~44%³
Pfizer plc
Combined Company
Renamed Pfizer plc²
Pro Forma
Ownership
Pro Forma
Ownership
1
2
3

Transaction Overview –
continued

Location
Governance
Closing
•
Global operational headquarters in New York
•
Maintain Allergan’s Irish domicile
•
Closing expected in the second half of 2016
•
Subject to customary closing conditions, including Pfizer and Allergan shareholder approvals and regulatory approvals, as well as completion of
Allergan’s pending divestiture to Teva
•
Both companies have the right to terminate in specified circumstances with termination fees of up to $3.5 billion
•
Unanimously approved by both Boards
•
Pfizer plc’s Board is expected to have 15 directors, consisting of all of
Pfizer’s 11 current directors and 4 current directors of Allergan, including
Allergan’s current Executive Chairman and Allergan’s current CEO
•
Pfizer’s Chairman and CEO will serve as Chairman and CEO of the combined company and Allergan’s CEO will serve as President and COO

Financial Highlights

•
More than $2B in expected peak annual operating synergies
•
Full synergies are projected to be achieved over the first 3 years post-close
Synergy
Capture
•
Significantly expands access to cash, providing optimal financial flexibility, including substantial continued investment in the U.S.
•
Expect combined operating cash flow in excess of $25B beginning in 2018
•
Expected
pro
forma
adjusted
effective
tax
rate
to
be
approximately
17% –
18% by the first full year after closing
Enhanced
Financial
Flexibility
•
Expected
to
be
neutral
to
adjusted
diluted
EPS¹
in
2017,
modestly
accretive
beginning in calendar year 2018, more than 10% accretive in 2019 and high-teens percentage accretion in 2020²
Compelling
Earnings
Accretion
Enhanced
Growth
Profile
•
Enhances top-
and bottom-line growth profile of both innovative and
established businesses
•
Remain committed to attractive current dividend policy, targeting a
50% dividend payout ratio
Strong
Shareholder
Returns
1.
Adjusted income and its components and adjusted diluted EPS are defined as U.S. GAAP reported net income and its components and U.S. GAAP reported diluted EPS excluding purchase accounting adjustments, acquisition-related costs, discontinued operations and certain significant items.
2.
Expectations include the impact of expected share repurchases following the transaction.
¹

Vaccines
Best-in-Class Innovative Business

Oncology
Cardio
Metabolic
Rare Disease
Inflammation &
Immunology
Aesthetics &
Dermatology
Eye Care
Expands Innovative Category Leadership With Strong Flagship Products
Projected to Generate Sustainable Innovative Growth
Diversifies portfolio
of payer types
Strengthens capabilities in
developing and sourcing
new molecular entities and
new indications
Adds portfolio of growing,
durable flagship franchises
Selected
Brands
Note: Investing in neuroscience R&D to position Pfizer for a category leadership position in the longer-term.

Top-Tier Growth Pharma Business Positioned for
Sustained Long-Term Leadership

2016E –
2020E Consensus¹
Innovative Business Revenue CAGR
Expected Innovative Business Growth
Sustained by Strong Pipeline
2
Over 100 innovative mid-to-late stage
programs in clinical development
New Products
New Indications
High Single Digit
Mid Single Digit
1.
Represents anticipated growth for 2016E – 2020E based on analyst estimates.
2.
Represents combined pro forma Pfizer-Allergan innovative revenue. Assumes Pfizer’s Lyrica and Viagra are moved to Established Business given peri-LOE status.

•
Increased scale
•
Durable mature product franchises
in key therapeutic areas including
CV, neuroscience, pain, women’s
health and anti-infectives
•
Managing peri-LOE products in
developed markets
•
Leveraging Pfizer’s global scale to
drive strong emerging markets
growth across the portfolio
The World’s Leading¹
Established Products Business
20
Pro Forma Scale and Complementary Capabilities
Maximize the Combined Established Products Portfolio
Combined Scale
Combined Capabilities
Established
Product
2015E Pro Forma Revenue
>$30
BILLION
Source: EvaluatePharma and analyst estimates.
Note: Assumes Pfizer’s Lyrica and Viagra are moved to Established Business given peri-LOE status.
1. Measured by revenue.

Combined Proven Track Record of Successful Integration

Immediate focus on early integration planning
Will identify
best-of-the-best of both organizations
Complementary corporate cultures will enable colleagues to
build upon mutual areas of expertise
Legacy businesses have a strong record of
meeting and
exceeding synergy targets
Long History of Successful Integration
of Transformational Business Combinations

Key Takeaways 22 Best-in-Class Businesses Enhances Growth Profile Preserves Future Optionality Increases Financial Flexibility A Compelling Combination